Exhibit 10(ll)

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                           STOCK SUBSCRIPTION WARRANT
                        to Purchase 12,500 Shares of the
                        Common Stock, $.001 Par Value, of
                       SANDBOX ENTERTAINMENT CORPORATION,
                     a Delaware corporation (the "Company")

               DATE OF INITIAL ISSUANCE: As of September 29, 1997

         THIS CERTIFIES THAT for value received, Third Coast Venture Lease Partners I, L.P., 900 N. Franklin Street, Suite 700, Chicago, Illinois 60610, or his/her/its registered assigns (hereinafter called the "Holder"), whose address is set forth on the signature page to that certain Two Year Note and Warrant Purchase Agreement between Holder and the Company, is entitled to purchase from the Company, at any time during the Term of this Warrant, Twelve Thousand Five Hundred (12,500) shares of common stock, $.001 par value, of the Company (the
"Common Stock"), at the Warrant Price, payable in lawful money of the United States of America, to be paid upon the exercise of this Warrant. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained and may be exercised in whole or in part.

         1. Definitions. For all purposes of this Warrant, the following terms shall have the meanings indicated:

Common Stock shall mean and include the Company's authorized Common Stock, $.001 par value as constituted at the date of this Warrant, and shall also include any capital stock of any class or series of the Company now or hereafter authorized that is not limited to a fixed sum or percentage of par value or of the purchase price of such stock in respect of the rights of the holders thereof to participate in dividends and/or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

IPO shall mean a registered offering by the Company on Forms S-1, SB-1, or SB-2 (or successor forms) that results in proceeds to the Company of at least $3,000,000 (net of offering expenses).

IPO Price shall mean the price per share at which the Company issues shares of Common Stock in an IPO.
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Term of this  Warrant  shall  mean the period  beginning  on the date of initial issuance hereof and ending on the third (3rd) anniversary of the Date of Initial Issuance of this Warrant set forth above.

Warrant Price shall mean Two Dollars ($2.00) per share, subject to adjustment in accordance with Section 5; provided, that (a) such price shall not exceed $4.00 per share and (b) upon and after the thirtieth (30th) day following the consummation of an IPO, the Warrant Price shall be the IPO Price if the IPO Price is greater than $2.00 per share, subject to adjustment in accordance with
Section 5.

Warrant Shares shall mean the shares of Common Stock purchased or purchasable by the Holder of this Warrant upon exercise hereof.

         2. Exercise of Warrant. Subject to Section 9 hereof, the Warrant shall be exercised, if at all, only as follows:

                  (a) To exercise this Warrant in whole or in part, the Holder shall deliver to the Company at its principal office, at any time and from time to time during the Term of this Warrant: (i) the notice of exercise in the form attached hereto as Exhibit A, (ii) cash, certified or official bank check payable to the order of the Company, wire transfer of funds to the Company's account, or the surrender of evidence of any indebtedness of the Company to the Holder (or any combination of the foregoing) in the amount of the Warrant Price for each share being purchased, and (iii) this Warrant.

                  (b) Notwithstanding any contrary provisions in this Warrant, if the Current Market Price (as defined in Section 2(c) below) exceeds the Warrant Price at the date of calculation, instead of exercising this Warrant as described in Section 2(a) above, the Holder may elect to receive Warrant Shares equal to the value of this Warrant (or the portion thereof being exercised), by delivering to the Company at its principal office, at any time and from time to time during the Term of this Warrant: (i) the notice of exercise in the form attached hereto as Exhibit A, and (ii) this Warrant, in which event the Company shall issue to the Holder a number of Warrant Shares calculated using the following formula:

                                             CS = WCS x (CMP-WP)
                                             -------------------
                                                     CMP,

                  where   CS       = the number of  Warrant  Shares to be issued
                                   to the Holder,

                          WCS = the number of Warrant Shares purchasable under the Warrant, or if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised at the date of such calculation,

                          CMP      = the  Current  Market  Price (as  defined in
                                   Section 2(c) below) at the date of such calculation, and

                          WP = the Warrant Price, as adjusted to the date of such calculation.

                  (c) For the purpose of any  calculation  made pursuant to this
Section 2, the "Current Market Price" at any date of one share of Common Stock shall be deemed to be the average of the daily closing bid and asked prices for the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the appropriate edition of the Wall Street Journal for the five (5) trading days immediately prior to the date of exercise of this Warrant; provided, however, that (i) if the Common Stock is not traded in such manner that the quotations referred to in this Section 2(c) are available for the period required hereunder, the Current Market Price shall be the fair market value of the Common Stock as determined by the Board of Directors of the Company, acting in good faith, and (ii) for the 30 day period commencing on the consummation of an IPO the Current Market Price shall be the IPO Price.

                  (d) Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (i) any applicable state securities laws, and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise be listed) on the face thereof, unless at the time of exercise, such Warrant Shares shall be registered under the Securities Act of 1933, as amended (the "Securities Act");

         "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS."

         3. Covenants As to Common Stock. The Company covenants and agrees that:
(i) all shares of Common Stock that may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof;
(ii) it will pay when due and payable any and all federal and state taxes (other than federal or state income taxes, if any, which shall remain Holder's responsibility) that may be payable in respect of the issue of this Warrant or any Common Stock or the Warrant Shares; (iii) it will at all times have authorized and reserved, free from preemptive rights, a sufficient number shares of Common Stock to provide for the exercise of the rights represented by this Warrant; (iv) if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be; and (v) if and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Company, will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

         4. Adjustment of Number of Shares. Upon each adjustment of the Warrant Price as provided in Section 5 below, the Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest 1/10th of a share) obtained by multiplying the Warrant Price in effect immediately before such adjustment by the number of shares purchasable pursuant hereto immediately before such adjustment, and dividing the product thereof by the Warrant Price resulting from such adjustment.

         5. Adjustment of Warrant Price. The Warrant Price shall be subject to adjustment from time to time as follows:

                  (a) If, at any time during the term of this Warrant, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of Holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.

                  (b) If, at any time during the term of this Warrant, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock or reverse stock split, then, following the record date for such combination or reverse stock split, the Warrant Price shall appropriately increase so that the number of shares of Common Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

                  (c) All calculations under this Section 5 shall be made to the nearest cent or to the nearest 1/10th of a share, as the case may be.

                  (d) If the Company proposes to take any action of the types described in Section 5(a) or (b), the Company shall forward at the same time and in the same manner, to the Holder of this Warrant, such notice, if any, that the Company shall give to the Holders of capital stock of the Company.

         6. Transfers. The Company may deem and treat the person in whose name this Warrant is registered as the Holder and owner hereof. Notwithstanding the foregoing, the Warrant and all rights hereunder are not transferable in whole or in part without the prior written consent of the Company and compliance with that certain Note and Warrant Purchase Agreement of even date herewith between the Company and Holder, and any attempted transfer without such consent and such compliance shall be void. Transferability of the Warrant Shares is limited as set forth in this Warrant.

         7. Mergers, Consolidations, Sales. In the case of any proposed consolidation or merger of the Company with another entity, or the proposed sale of all or substantially all of its
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
assets to another person or entity, or any proposed reorganization or reclassification of the capital stock of the Company, then, as a condition of any such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made pursuant to which the Holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the shares of Common Stock of the Company immediately purchasable hereunder, such shares of stock, securities or assets as may, by virtue of such consolidation, merger, sale, reorganization or reclassification, be issued or payable with respect to or in exchange for the number of shares of such Common Stock purchasable hereunder immediately before such consolidation, merger, sale reorganization or reclassification. The Company shall forward at the same time and in the same manner, to the Holder of this Warrant, such notice, if any, that the Company shall give to the Holders of capital stock of the Company with respect to any proposed transaction described above or any distribution of assets of the Company in dissolution or liquidation, or any extraordinary dividend or other distribution on its Common Stock except out of earned surplus or by way of a stock dividend payable in shares of its Common Stock. This Warrant shall be binding upon any corporation or other person or entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

         8. Warrant Price Adjustment. If an IPO has not closed on or before the date that is one hundred and eighty days (180) days after the date of this Warrant, then the Warrant Price definition shall automatically be deleted and replaced with the following:

                  Warrant Price shall mean Eighty Cents ($.80) per share, subject to adjustment in accordance with Section 5.

         9. Automatic Cancellation of Warrant; Limitation on Exercise. If a registration statement filed in connection with an IPO becomes effective on or before November 21, 1997, then this warrant shall be automatically canceled and shall be void as of the date such registration statement becomes effective. This Warrant may not be exercised prior to November 22, 1997.

         10. Miscellaneous.

                  (a) Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at the address set forth in the first paragraph of this Warrant, or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at or sent by registered or certified mail to, the Company at 2231 East Camelback Road, Suite 324, Phoenix, AZ 85016, or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

                  (b) Governing Law. This Warrant shall be governed in all respects by the laws of the State of Arizona as applied to agreements entered into and performed entirely in the State of Arizona by residents thereof.

                  (c) Entire Agreement; Amendment. This Warrant constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. Neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

                  (d) Counterparts. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing the counterpart, and both of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly and authorized officer as of the date first written above.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGES]

                 [SIGNATURE PAGE FOR STOCK SUBSCRIPTION WARRANT]


                                        THE COMPANY:

ATTEST:                                 SANDBOX ENTERTAINMENT CORPORATION


By:/s/ James A. Layne                   By:/s/ Chad M. Little
   ----------------------------            ----------------------------
   Its Secretary                           Its President



ACCEPTED:

HOLDER:

THIRD COAST VENTURE LEASE
PARTNERS I, L.P.

By: Its General Partner, Third Coast GP-I, L.L.C.


    By: /s/ Miroslav M. Anic
        -----------------------------
    Title:  Manager
          ---------------------------

                           FORM OF NOTICE OF EXERCISE

                [To be signed only upon exercise of the Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT

         1. The undersigned hereby exercises the right to purchase ________ shares of Common Stock that the undersigned is entitled to purchase by the terms of the within Warrant according to the conditions thereof, and herewith makes payment of the Warrant Price of such shares in full. All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of the Company shall be:

-------------------------------------------------------------------------------.

The shares are to be issued in certificates of the following denominations:

-------------------------------------------------------------------------------.

         2. The undersigned hereby represents that the shares of the Company's Common Stock to be delivered to it pursuant to the above-mentioned exercise of the Warrant are being acquired by the undersigned as an investment and not with a view to, or for sale in connection with, the distribution of any such shares. The undersigned agrees to indemnify the Company and its subsidiaries, together with their officers and directors, for any liabilities, losses, damages and expenses (including reasonable attorney fees) arising from or in connection with any disposition of the shares hereby being acquired, or any interest therein, in violation of applicable securities laws or regulations. The undersigned further represents that the undersigned has been given access to all information requested by the undersigned to allow the undersigned to make a decision as to the advisability of an investment in the Company's stock and the value of such stock, and that undersigned has the skill and experience necessary to make such decision. The undersigned also hereby agrees to be bound by, and to assume the obligations of a Stockholder under, that certain Amended and Restated Stockholders' Agreement dated as of July 13, 1995, by and among the Company and the Stockholders party thereto, as the same may be amended from time to time. [This paragraph 2 is not applicable if the Common Stock being acquired has been registered under the Securities Act of 1933, as amended.]


[Type Name of Holder]


By:      ________________________
Title:   ________________________
Date:    ________________________